WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 1

A.  MONTHLY RECEIVABLES ACTIVITY
                                                     HOME FASHIONS      ALAMAC           TOTAL
                                                     -------------      ------           -----
1.  BEGINNING MONTHLY RECEIVABLES BALANCE                                            203,757,495.83
2.  Plus Invoices                                   104,750,515.52  16,749,311.48    121,499,827.00

3.  Less:  Cash Collections                                                         (105,972,309.71)

4a. Less:  Cash Discounts                              (235,338.08)    (39,710.29)      (275,048.37)
4b. Less:  Returns & Allowances                      (1,990,408.12)   (272,507.48)    (2,262,915.60)
4c. Less:  Other Credits                               (254,558.54)        891.13       (253,667.41)
           -----------------------------            --------------   ------------   ---------------
4d.        Total Dilution                            (2,480,304.74)   (311,326.64)    (2,791,631.38)

5.  Less:  Advertising Credits                       (1,455,641.24)          0.00     (1,455,641.24)

6.  Less:  Net Write-Offs                                (4,494.31)       (194.10)        (4,688.41)

7.  Less:  Miscellaneous                                                                 162,360.78
                                                                                    ---------------
8.  ENDING MONTHLY RECEIVABLES BALANCE                                               215,195,412.87
                                                                                    ===============

B.  TURNOVER DAYS

1.    Turnover Days  =   (a + b) / 2 x (30 / c)
                                                                                          HOME FASHIONS      ALAMAC
                                                                                          -------------      ------
(a).  Aggregate Receivables Balance as of beginning of immediately preceding             168,312,678.51  35,444,817.32
         Calculation Period

(b).  Aggregate Receivables Balance as of most recent Cut-Off Date                       179,261,230.60  35,934,182.27

(c).  Aggregate Receivables generated during preceding Calculation Period                104,750,515.52  16,749,311.48
        (see A.2)                                                                        --------------  -------------
2.  TURNOVER DAYS (TD)                                                                            49.80          63.90
                                                                                         --------------  -------------
3.  COMBINED TURNOVER DAYS                                                                                       51.70
                                                                                                          ------------


C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS
1.  INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):         3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                           ISSUANCE (SERIES 1994-1 CERTIFICATES) :
    Investor Revolving Certificates                          0.00
    Class A Fixed Principal Certificates           115,000,000.00
    Class B Fixed Principal Certificates            18,000,000.00          Class A Fixed Principal Certificates 115,000,000.00
    Purchased Interests                                      0.00          Class B Fixed Principal Certificates  18,000,000.00
                                                   --------------
    Investor Invested Amount                       133,000,000.00                                               --------------
                                                   ==============          Investor Invested Amount             133,000,000.00
                                                                                                                ==============
2.  INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):
                                                                       4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
    Investor Revolv. Cert.                                   0.00%         (AS OF MOST RECENT CUT-OFF DATE):
    Class A Fixed Principal Certificates                     5.71%
    Class B Fixed Principal Certificates                     6.01%         Principle Funding Account Balance              0.00
    Purchased Interests                                      0.00%                                              ==============
                                                   ---------------     5.  WPS Revolving Certificate Amount
    Weighted Avg. Interest Rate                              5.75%         (as of most recent Cut-Off Date):
                                                   ===============

                                                                            WPS Revolving Certificate                     0.00
                                                                                                                ==============

                                       5

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 2

D.  LOSS RESERVE RATIOS

I.  CLASS B

    LOSS RESERVE RATIO    =     2.0  x  a  x (b / c) x d
    where:
    (a) highest 3-mon. average over the past 12 months of the "Aged
        Receivables Ratio" ending on most recent Cut-Off Date (see Schedule A)                                           0.60%
    (b) sum of total Receivables generated over past 4 months (see Schedule A)                                 507,733,515.07
    (c) Balance of Eligible Receivables at most recent Cut-Off Date
          (see Daily Report for most recent Cut-Off Date)                                                      171,701,589.26
    (d) "Payment Term Variable" (see below)                                                                             1.000

        Payment Term Variable, calculated with respect to each division, shall equal
        (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are
        50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days.
        (also see Definitions.)


                                                                                                               --------------
1.  LOSS RESERVE RATIO   (Class B only)                                                                                  3.55%
                                                                                                               --------------



II.  CLASS A

    LOSS RESERVE RATIO    =     2.5  x  a  x  (b / c)  x  d
    where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                               --------------
2.  LOSS RESERVE RATIO (Class A only)                                                                                    4.44%
                                                                                                               --------------



E.  DILUTION RESERVE RATIOS

I.  CLASS B

    DILUTION RESERVE RATIO =      [ ( 2.0 x a ) + (( b - a )  x ( b / a )) ]  x  (c/d)
    (a) average of "Dilution Ratios" over the past 12 months (see Schedule B)                                            2.61%
    (b) highest 2-month "Dilution Ratio" over the past 12 months (see Schedule B)                                        3.19%
    (c) total sales over the past 2 months (see Schedule B)                                                    266,707,730.51
    (d) Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))                               171,701,589.26


                                                                                                               --------------
1.  DILUTION RESERVE RATIO (Class B only)                                                                                9.20%
                                                                                                               --------------


II.  CLASS A

    DILUTION RESERVE RATIO =      [ ( 2.5 x a )  + (( b  -  a ) x ( b / a )) ]  x  (c / d)
    where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                               --------------
2.  DILUTION RESERVE RATIO  (Class A only)                                                                              11.23%
                                                                                                               --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 3

F. APPLICABLE RESERVE RATIO


1.  Minimum Required Reserve Ratio                                                                14.00% (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio  (see D.1)                                                              3.55%
        Dilution Reserve Ratio  (see E.1)                                                          9.20%
                                                                                                   -----
                                                                                                  12.75% (2)

3.  10% plus the product of (i) and (ii) where:                                                   10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                             2.61%
    multiplied by:
    (ii)       Invoices generated over latest 2 months         =        266,707,730.51 =
          -----------------------------------------------              ---------------
                  Unpaid Balance of Receivables                         215,195,412.87             1.24
                                                                                                   ----
                                                                                                  13.23% (3)


4.  APPLICABLE RESERVE RATIO   *                                                                  14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the
   Required Reserve Ratios and (3) the factor calculated in F.3.



G.  DISCOUNT RATE RESERVE
    ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
         INFORMATION IS USED IN THAT CALCULATION. ***
1.  Carrying Costs estimated to accrue over the next Calculation Period                            912,000.00
    (excluding interest on the WPS Finco Note)



H.  GENERAL INFORMATION
1.  Servicer's Fee for the most recent Calculation Period                                             320,456.29
                                                                                                ================


2.  Trustee's Fee for the most recent Calculation Period                                                1,416.67
                                                                                                ================


3.  Accumulated amount paid to the Sellers for reinvestment in new Receivables
    during the revolving period for Series 1994-1 Certificates (inception to liquidation)       3,793,436,927.54
                                                                                                ================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 4




I.  LOSS TO LIQUIDATION RATIO

1.  Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
    ---------------------------------------------------------------------------------------------

                                                             Home Fashions            Alamac         Total
                                                             -------------            ------         -----
        Preceding Calculation Period (see A.6)                    4,494.31             194.10          4,688.41
        2nd Preceding Calculation Period                        104,475.85             162.00        104,637.85
        3rd Preceding Calculation Period                          7,893.33         109,000.00        116,893.33

2.  Total Cash Collections
    ----------------------
        Preceding Calculation Period (see A.3)               89,995,640.31      15,976,669.40    105,972,309.71
        2nd Preceding Calculation Period                    127,511,996.04      20,811,002.72    148,322,998.76
        3rd Preceding Calculation Period                     96,332,456.34      13,641,725.85    109,974,182.19


4.  Loss to Liquidation Ratio =     [ 3 months total of (1) ]   /   [ 3 months total of (2) ]

                                                            --------------      -------------    --------------
    LOSS TO LIQUIDATION RATIO  =                                      0.04%              0.22%             0.06%
                                                            --------------      -------------    --------------



J.  LIQUIDATION EVENTS and PAYOUT EVENTS
                                                                                                        Number of
1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):                                             Business Days   Triggered?
                                                                                                      -------------   ----------
 A. The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount               5.00       NO
    plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.  Portfolio-Based Payout Events (see Series Supplements):                                      Trigger Percentage
                                                                                                 ------------------

 A. (Class A Reserves - funds in Special Reserve Acct)   >     Trigger Percentage      40%, if WestPoint Receivables make up
    ----------------------------------------------------                                  90% or more of Net Elig. Receivable
                 Net Eligible Receivables                                              35%, on any other day

                                                                                                                           NO
 B. For the last Business Day of any three consecutive Calculation Periods:

               (Amt of funds in Equalization Acct and Set Aside Acct)         >       35%              -----               NO
    --------------------------------------------------------------------------
    Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)


3.  Other Liquidation Events:

                                      --------
        Triggered ?                      NO
                                      --------

        If yes, explain below.



4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                      --------
        Triggered ?                      NO
                                      --------

        If yes, explain below.

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 5


K.  DISCOUNT RATE

1.  Discount Rate =  12 x a / b
(a) Carrying Costs accrued during the most recent Calculation Period                            1,059,000.00
        (including WPS Finco Note interest)
(b) Aggregate Unpaid Balance of all Receivables as of the most recent                         215,195,412.87
    Cut-off Date  (see A.8)

                                                                                              --------------
2.  DISCOUNT RATE                                                                                       5.91%
                                                                                              --------------



L.  PURCHASE PRICE PERCENTAGE                           (See Section 2.2 of RPA)
                                                                                               HOME FASHIONS             ALAMAC
                                                                                               -------------             ------
1.  Turnover Days (TD)   (see B.2)                                                                     49.80              63.90

2.  Profit Discount                                                                                     0.20%              0.20%

3.  Purchase Discount Reserve Ratio  (PDRR)

    PDRR   ( TD / 360  x  Discount Rate )  +  Profit Discount   =                                       1.02%              1.25%

4.  Loss to Liquidation Ratio  (LLR)     (see I.4)                                                      0.04%              0.22%

5.  Purchase Price Percentage  (PPP)

    PPP 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                                    98.94%             98.53%
                                                                                                       -----              -----

6.  PURCHASE PRICE PERCENTAGE                                                                          98.94%             98.53%
                                                                                                       -----              -----



M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD


1.  Total amount distributed in the preceding Calculation Period                                   $ AMOUNT       INTEREST RATE
                                                                                                   --------       -------------
        (A)   Class A Certificateholders                                                          589,822.22         N/A
        (B)   Class B Certificateholders                                                           97,120.00         N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)                             0.00         N/A

2.  Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                                          589,822.22            5.7700%
        (B)   Class B Certificateholders                                                           97,120.00            6.0700%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)                             0.00            0.0000%

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                                                0.00         N/A
        (B)   Class B Certificateholders                                                                0.00         N/A
        (C)   Investor Revolving Certificateholders                                                     0.00         N/A


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 6

N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                  Dollar Amount   % Ending Rec Bal
                                                                  -------------   ----------------
1.  Delinquent   1 -  30 days                                      8,206,728.13              3.81%
    Delinquent  31 -  60 days                                      1,481,978.46              0.69%
    Delinquent  61 -  90 days                                        843,282.41              0.39%
    Delinquent  91 - 120 days                                        317,941.46              0.15%
    Delinquent  over  120 days                                     1,003,903.69              0.47%
                                                                  -------------              -----

    Total Delinquent Balance                                      11,853,834.15              5.51%

2.  Ending Monthly Receivables Balance  (see A.8)      215,195,412.87



AGED RECEIVABLES RATIO                                                                                       Schedule A


                                              91 to
                                             120 days
                                             past due            Sales
                                             --------            -----

Preceding Cut-Off Date                       317,941.46      121,499,827.00
2nd Prec. Cut-Off Date                       573,035.31      145,207,903.51
3rd Prec. Cut-Off Date                       224,788.03      119,648,074.96
4th Prec. Cut-Off Date                       584,023.43      121,377,709.60
5th Prec. Cut-Off Date                       392,250.68      126,806,177.55


Aged Receivables Ratio    =  Rec. 91 to 120 days past due as of Prec Calc Pd
                             plus write-offs per Aged Receiv. Ratio definition*              =              317,941.46
                             --------------------------------------------------                         --------------
                                           Sales in month 4 mos. prior                                  126,806,177.55


                             --------
                          =      0.25%
                             --------

*  see "Definitions" for further explanation

AGED RECEIVABLES RATIO:
- ----------------------
Preceding Calculation Period (from above)                                                                         0.25%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                            0.48%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                        0.19%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                                       0.31%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                                 0.34%
 3rd          "                                                                                                   0.27%
 4th          "                                                                                                   0.29%
 5th          "                                                                                                   0.21%
 6th          "                                                                                                   0.22%
 7th          "                                                                                                   0.60%
 8th          "                                                                                                   0.58%
 9th          "                                                                                                   0.51%
 10th         "                                                                                                   0.09%
 11th         "                                                                                                   0.12%
 12th         "                                                                                                   0.24%

                                                                                                        --------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                       0.60%
                                                                                                        --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 7



DILUTION RATIO                                                                                     Schedule B


    Dilution Ratio   =          Total Dilution in Calculation Period
                            --------------------------------------------
                            Sales in month two Calculation Periods prior
                                                                                                              2-MON. AVG
                                                                                                                OF THE
                                     DILUTION                   SALES                      DILUTION RATIO    DILUTION RATIO
                                     --------                   -----                      --------------    --------------
Preceding Cut-Off Date             2,791,631.38             121,499,827.00                      2.33%             2.63%
2nd Prec. Cut-Off Date             3,537,197.81             145,207,903.51                      2.91%             2.67%
3rd Prec. Cut-Off Date             3,094,301.11             119,648,074.96                      2.44%             2.84%
4th Prec. Cut-Off Date             3,893,519.45             121,377,709.60                      3.27%             3.19%
5th Prec. Cut-Off Date             3,694,621.39             126,806,177.55                      3.11%             2.29%
6th Prec. Cut-Off Date             2,717,124.29             119,227,257.18                      1.69%             1.86%
7th Prec. Cut-Off Date             3,022,987.70             118,907,188.29                      2.05%             2.69%
8th Prec. Cut-Off Date             4,790,533.16             160,926,640.46                      3.35%             2.70%
9th Prec. Cut-Off Date             3,048,143.01             147,526,367.79                      2.07%             2.10%
10th Prec. Cut-Off Date            2,789,108.29             142,809,463.94                      2.13%             3.04%
11th Prec. Cut-Off Date            4,678,666.79             147,167,425.33                      4.09%             2.87%
12th Prec. Cut-Off Date            2,532,939.28             131,189,368.25                      1.85%             2.39%
13th Prec. Cut-Off Date            3,383,984.93             114,430,267.88
14th Prec. Cut-Off Date            4,144,116.53             136,635,353.80
15th Prec. Cut-Off Date            3,128,303.77             110,934,155.25
16th Prec. Cut-Off Date            2,606,160.35             114,033,239.77

                                                                                                ----
AVERAGE OVER PAST 12 MONTHS                                                                     2.61%
                                                                                                ----              ----
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                       3.19%
                                                                                                                  ----

                                       11

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 8

AVAILABLE SUBORDINATION AMOUNT     (calculate during Liquidation Period)                                                 Schedule C

A.  On Liquidation Commencement Date
1.  Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                  0.00
2.  Less:  Certificate Calculation Amount as of next preceding Business Day                                    0.00
3.  Less:  PI Calculation Amount as of next preceding Business Day                                             0.00
4.  Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day                    0.00
5.  Less:  Discount Rate Reserve as of next preceding Business Day                                             0.00
                                                                                                               ----
6.  AVAILABLE SUBORDINATION AMOUNT                                                                             0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.  Available Subordination Amount as calculated on next preceding Settlement Date                             0.00
2.  Less:  Charge-off Amount (if positive) for most recently ended Calculation Period                          0.00
3.  Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                             0.00
                                                                                                               ----
4.  AVAILABLE SUBORDINATION AMOUNT                                                                             0.00




ALLOCABLE CHARGED-OFF AMOUNT    (calculate during Liquidation Period)                                                    Schedule D


A.  If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.  On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
      Allocable Charged-off Amount equals (1) minus (2), if positive:


    1.  Charged-off Amount for most recently ended Calculation Period                                          0.00
    2.  Available Subordination Amount as of next preceding Settlement Date                                    0.00
              Allocable Charged-off Amount                                                                     0.00

C.  On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
      Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                                              0.00
    2. Allocable Charged-off Amount                                            0.00
                                                                              -----
    3. WPSF allocation (1) x (2)                                                    -------  >>                                0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class Allocation   0.00
       Percentages, until their respective Class Invested Amounts and PI Invested Amounts have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation Percentages, 0.00
       until their respective Class Invested Amounts have been reduced to 0.                                                   ----
                                                                                                                               0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                              14-Jun-96                     14-Jun-96
Preceding Report Date                    13-May-96                      10:46 AM
Prepared by                           Larry Keeble
                                                                          page 9


NET RECOVERIES    (calculate during Liquidation Period)                                                                 Schedule E


A.  If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.  Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revovling Certificate as follows:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                                              0.00
    2. Total Net Recoveries                                                    0.00
                                                                             ------
    3. WPSF allocation (1) x (2)                                                     -------  >>                              0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation              0.00
       Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class Allocation 0.00
       Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts
       on account of Allocable Charged-Off Amounts have been reinstated                                                       ----
                                                                                                                              0.00


                                                                                                     -------------
                                             A/R BALANCE BY TERMS TYPE                                @ 6/1/96
                                                                                                     -------------
                                                                             A/R AMOUNT
                                                  ----------------------------------------------------------------
              DIVISION                             30 DAYS            60 DAYS           OTHER          TOTAL
              --------                            ----------------------------------------------------------------
         AALAMAC                                      411,718.77     35,255,030.02     267,433.48   35,934,182.27

          % TO TOTAL                                        1.15%            98.11%          0.74%


          HOME FASHIONS                           142,433,211.51     33,570,708.22   3,257,310.87  179,261,230.60

          % TO TOTAL                                       79.46%            18.73%          1.82%


          TOTAL                                   142,844,930.28     68,825,738.24   3,524,744.35  215,195,412.87

          % TO TOTAL                                       66.38%            31.98%          1.64%


                           WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

          30 DAYS          % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                       20.41
          60 DAYS          % TO TOTAL FOR 60 DAYS TIMES 60                                                  19.19
                                                                                                            -----

          TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                              39.59
                                                                                                            =====

                                                PAYMENT TERM VARIABLE
                                                                                                            -----
          IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                          1.00
          IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
          IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
          IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
          IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                                                            -----






                  ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE


                                                                            OVERDUE POSITION
                TOTAL          ------------------------------------------------------------------------------------------------
 DIVISION    RECEIVABLE          TOTAL            TO 30 DAYS        31 - 60 DAYS    61 - 90 DAYS   91 - 120 DAYS  OVER 120 DAYS
                               ------------------------------------------------------------------------------------------------
HOME FASH.  176,913,129.21      9,707,841.90        7,578,532.28        969,587.32     476,018.64      210,339.01    473,364.65
ALAMAC       35,934,182.27      1,755,841.54          311,155.91        466,711.25     353,924.11      103,963.03    520,087.24
CORPORATE     2,348,101.39        390,150.71          317,039.94         45,679.89      13,339.66        3,639.42     10,451.80
            -------------------------------------------------------------------------------------------------------------------

            -------------------------------------------------------------------------------------------------------------------
TOTAL       215,195,412.87     11,853,834.15        8,206,728.13      1,481,978.46     843,282.41      317,941.46  1,003,903.69
            -------------------------------------------------------------------------------------------------------------------


                                    [LOGO]
                               WESTPOINT STEVENS


Craig Berlin
Corporate Credit Director
Senior Credit Officer                                           June 14, 1996


        To:     Chemical Bank
                The First National Bank of Chicago
                WPS Receivables Corporation
                Standard & Poor's Ratings Group
                Moody's Investor Services

                WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

                1.      This Certificate is being delivered pursuant to Section
        3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

                2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and the continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

                IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 14th day of June, 1996.


                                        WESTPOINT STEVENS INC.


                                        By: /s/ Craig J. Berlin
                                           --------------------------
                                           Craig J. Berlin
                                           Corporate Credit Director
                                           Senior Credit Officer


CJB/zkp



    400 WEST 10TH STREET, POST OFFICE BOX 71, WEST POINT, GEORGIA 31833 -
                     AREA 706 645-4248 - FAX 706 645-4885